ADVANCED SERIES TRUST

AST Cohen & Steers Realty Portfolio

Supplement dated September 9, 2016 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the Summary Prospectus (the Summary Prospectus) for the AST Cohen & Steers Realty Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

Effective immediately, Joseph M. Harvey is no longer a portfolio manager responsible for the day-to-day management of the Portfolio. He continues to serve as President and Chief Investment Officer of Cohen & Steers Capital Management, Inc. Jon Y. Cheigh, Thomas Bohjalian and Jason Yablon continue to serve as portfolio managers for the Portfolio.

To reflect this change, the Summary Prospectus for the Portfolio is hereby revised as follows:

        I.            All references and information pertaining to Joseph M. Harvey are hereby deleted.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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